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                                                                    Exhibit 23.1
                                                                    ------------

INDEPENDENT AUDITORS' CONSENT


We consent to the incorporation by reference in the Registration Statement No. 333-34580 of Lowe's Companies, Inc. on Form S-3 of our report dated February 17, 2000, appearing in and incorporated by reference in the Annual Report on Form 10-K of Lowe's Companies, Inc. for the year ended January 28, 2000.



/s/ Deloitte & Touche LLP
Charlotte, North Carolina
May 31, 2000